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[LOGO OF METLIFE]                                                               Contract Number (if assigned) ______________________

APPLICATION FOR VARIABLE ANNUITY                                                                               PREFERENCE PREMIER(R)
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METROPOLITAN LIFE INSURANCE COMPANY . 200 Park Avenue, New York, NY 10166-0188

SECTION I - OWNER(S) [GRAPHIC] The Individual Owner will be the Annuitant unless Section II - Annuitant is completed.
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[GRAPHIC] For each Owner that is a Non-US Citizen or a Non-US Permanent Legal Resident, complete the VA NON US SUPPLEMENT form.
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[GRAPHIC] INDIVIDUAL OWNER - First Name                 Middle Name                     Last Name

          ___________________________________________   _____________________________   ____________________________________________
          Permanent Street Address                                   City                        State               Zip

          ___________________________________________   ______________________________________   _________________    ______________
          Sex: [_] Male     Date of Birth               Social Security Number                   Primary Phone Number
               [_] Female   _________________________   ______________________________________   ___________________________________

          E-Mail Address

          --------------------------------------------------------------------------------------------------------------------------
          Form of ID: [_] U.S. Driver's License   [_] Passport   Country of Legal Residence        Country of Citizenship
                      [_] Government Issued Photo ID
                                                                 _______________________________   _________________________________
          Issuer of ID                   ID Number                       ID Issue Date (if any)         ID Expiration Date

          ____________________________   _____________________________   ____________________________   ____________________________
          Name of Employer                                               Position/Title

          ____________________________________________________________   ___________________________________________________________
          Employer Street Address                              Employer City                            State          Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          Are you or an immediate family member associated with a FINRA member firm? [_] Yes  [_] No

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      [_] TRUST - Trust Name                                             Date of Trust                  Tax ID Number

          ____________________________________________________________   ____________________________   ____________________________
          Trustee Permanent Address                            City                                       State        Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          [GRAPHIC] If Owner is TRUST complete    Primary Phone Number             E-Mail Address
                    Trustee Certification form.   ______________________________   _________________________________________________

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          JOINT OWNER - First Name                             Middle Name                          Last Name

          __________________________________________________   __________________________________   ________________________________
          [_] Permanent Street Address same as Owner

          Permanent Street Address                             City                                        State       Zip

          ___________________________________________   ______________________________________   _________________    ______________
          Sex: [_] Male     Date of Birth               Social Security Number                   Primary Phone Number
               [_] Female   _________________________   ______________________________________   ___________________________________

          E-Mail Address                                                 Relationship to Owner

          ____________________________________________________________   ___________________________________________________________
          Form of ID: [_] U.S. Driver's License   [_] Passport   Country of Legal Residence        Country of Citizenship
                      [_] Government Issued Photo ID
                                                                 _______________________________   _________________________________
          Issuer of ID                   ID Number                       ID Issue Date (if any)         ID Expiration Date

          ____________________________   _____________________________   ____________________________   ____________________________
          Name of Employer                                               Position/Title

          ____________________________________________________________   ___________________________________________________________
          Employer Street Address                              Employer City                            State          Zip

          ____________________________________________________________   ____________________________   ____________   _____________
          Are you or an immediate family member associated with a FINRA member firm? [_] Yes  [_] No

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MPP-APP-NY(11/12)                                                 Page 1                                           MPP-NY (11/12) Fs
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SECTION II - ANNUITANT               [GRAPHIC] For all IRA Tax Market selections, the Annuitant must be the Owner.
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First Name                                        Middle Name                       Last Name

_______________________________________________   ______________________________    ________________________________________________
Permanent Street Address:   [_] Same as Owner   [_] Same as Joint Owner

Permanent Street Address                                 City                                      State              Zip

______________________________________________________   _______________________________________   ________________   ______________

Social Security Number     Date of Birth      Primary Phone Number    Sex: [_] Male     Relationship to Owner(s)

______________________          _____________                              [_] Female   ____________________________________________

SECTION III - BENEFICIARY / BENEFICIARIES
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[GRAPHIC] If there are Joint Owners, the surviving Owner is the Primary Beneficiary and the beneficiaries listed below will be considered contingent beneficiaries.

[_]       Check here if the surviving Owner should NOT be considered the Primary Beneficiary upon either Owner' death.


PRIMARY BENEFICIARY:                                                                   Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

[_] PRIMARY BENEFICIARY [_] CONTINGENT BENEFICIARY                                    Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________


[_] PRIMARY BENEFICIARY [_] CONTINGENT BENEFICIARY                                    Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

[_] PRIMARY BENEFICIARY [_] CONTINGENT BENEFICIARY                                    Percentage of Proceeds _____________


First Name                                           Middle Name                          Last Name

__________________________________________________   __________________________________   ________________________________

Permanent Street Address                             City                                        State       Zip

___________________________________________   ______________________________________   _________________    ______________
Social Security Number    Date of Birth       Relationship to Owner(s)                 Primary Phone Number
_______________   _________________________   ______________________________________   ___________________________________

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MPP-APP-NY(11/12)                                                   Page 2                                         MPP-NY (11/12) Fs
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SECTION IV - CONTRACT APPLIED FOR   [GRAPHIC] Subject to current availability.
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Class Selection                                   Tax Market
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[_] B Class      [_] R Class   [_] B Plus Class   [_] Non-Qualified   [_] Traditional IRA          [_] Roth IRA
[_] L Class      [_] C Class                      [_] Decedent IRA    [_] Non-Qualified Decedent

[GRAPHIC] If B Plus is chosen, provide the Bonus  [GRAPHIC] If Non-Qualified Decedent or Decedent IRA is chosen, complete
Disclosure Form.                                            appropriate Inherited Election Form.

Optional Riders (Available at time of application only. There are additional charges for Optional Riders listed below.)

LIVING BENEFIT RIDERS                                  DEATH BENEFIT RIDERS

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)               If no selection is made, the Standard Death Benefit will be provided at no additional charge.

   [_] GMIB Max IV                                     [_] Annual Step Up Death Benefit

SECTION V - EXISTING INSURANCE AND ANNUITIES/REPLACEMENT
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(A)  DO YOU HAVE ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACTS?                                                   [_] Yes [_] No

(B)  WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?        [_] Yes [_] No

[GRAPHIC] Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

[GRAPHIC] If YES TO EITHER, ensure that any applicable disclosure and replacement forms are attached.

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MPP-APP-NY(11/12)                                              Page 3                                              MPP-NY (11/12) Fs
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SECTION VI - PAYMENT INFORMATION     [GRAPHIC] For new drafts, complete the Electronic Payment Account Agreement form.
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SOURCE OF FUNDS: Enter the appropriate letter from the sources listed below in the Details box of the Payment Chart.

[GRAPHIC] If Money Market Account was funded with Mutual Funds within last six months, select Mutual Fund as source.

(A) Annuity (including 403(b))                  (F) Life Insurance                            (K) Real Estate
(B) Bonds                                       (G) Loan                                      (L) Savings
(C) Certificate of Deposit                      (H) Money Market Account                      (M) Stocks
(D) Discretionary Income (Salary/Bonus)         (I) Mutual Fund (including 403(b)(7))         (N) Other
(E) Endowment                                   (J) Pension Assets

TAX MARKET OF FUNDS: Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.

(1) Qualified Plan (401(a), 401(k), Keogh, Pension Plan, etc.)    (3) Roth IRA                (5) 403(a), 403(b), 403(b)(7)
(2) Traditional IRA, SEP IRA, SAR-SEP IRA                         (4) SIMPLE IRA              (6) Non-Qualified
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#   Payment Type            Delivery Method                                                 Details
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1    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

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 2   [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

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3    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

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4    [_] Transfer          [_] Payment with Application
                                                                  AMOUNT __________________________  SOURCE OF FUNDS ______________
     [_] Rollover          [_] Transfer with Application
                                                                  SOURCE (IF OTHER) _______________  TAX MARKET OF FUNDS __________
     [_] 1035 Exchange     [_] Electronic Payment
                                                                  IF SOURCE IS ENDOWMENT: Maturity Date ___________________________
     [_] Contribution/
         Payment
                                                                  FOR IRA CONTRIBUTIONS: Tax Year _________________________________

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MPP-APP-NY(11/12)                                              Page 4                                              MPP-NY (11/12) Fs

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SECTION VII - CERTIFICATION AND SIGNATURES
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STATEMENT OF OWNER(S): I/WE

..    hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.

..    have received the current prospectus for the Preference Premier(R) and all required underlying fund prospectuses.

..    understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

..    acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.

..    understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.

..    certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

Under penalties of perjury, I, the Owner, certify that:

..    The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because

     (a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends

          OR

     (b)  the IRS has notified me that I am not subject to backup withholding.

          (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING
          INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

..    I am a U.S. citizen or a U.S. resident alien for tax purposes.

          (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
          FORM W-8BEN).

[GRAPHIC] The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

     CITY & STATE WHERE THE APPLICATION IS SIGNED

     -------------------------------------------------------------------------------------------------------------------------------

     OWNER SIGNATURE                                                                                  Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     JOINT OWNER SIGNATURE                                                                            Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     ANNUITANT SIGNATURE                                                                              Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

STATEMENT OF PRODUCER

All answers are correct to the best of my knowledge. I have delivered a current Preference Premier(R) variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed
Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts?                                           [_] Yes  [_] No

Do you have reason to believe that the replacement or change of any
existing life insurance policies and annuity contracts may be involved?                                              [_] Yes  [_] No

     PRODUCER SIGNATURE                                                                               Date

[GRAPHIC]
     ----------------------------------------------------------------------------------------------   ------------------------------

     Printed Producer Name                                                     State License Number   Phone Number

     First                    Middle Name            Last
     -----------------------  ---------------------  ------------------------  ---------------------  ------------------------------

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MPP-APP-NY(11/12)                                              Page 5                                              MPP-NY (11/12) Fs
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